             FIRST AMENDMENT TO CREDIT AGREEMENT AND REVOLVING NOTE

This First Amendment to Credit Agreement and Revolving Note (the "Amendment") is
made  as  of  March  5,  1998,  between  ENERGY  WEST  INCORPORATED,  a  Montana corporation  ("Borrower")  and  FIRST  BANK  MONTANA,  NATIONAL  ASSOCIATION,  a
national banking association ("Bank").

WHEREAS,

i.   Borrower and Bank entered into a Credit  Agreement dated as of February 12,
     1997,  the "Credit  Agreement",  pursuant to which Bank made  available  to
     Borrower a Revolving  Commitment in the amount of  $11,000,000 as described in the Credit Agreement;

ii.  Bank's  commitment  to make loans under the Credit  Agreement and Revolving
     Note (defined below) expired January 2, 1998;

iii. Borrower has requested  that the Credit  Agreement  and  Revolving  Note be amended  to extend  Bank's  commitment  to make loans  under the  Revolving
     Commitment as described in the Credit Agreement to January 5, 1999, and

iv.  Bank is  willing  to take such  action  upon and  subject  to the terms and conditions in this Amendment.

NOW,  THEREFORE,  in  consideration  of the  premises  and the mutual  covenants contained herein. Borrower and Bank agree as follows:

1.   Definitions.  Capitalized terms used herein and in the recitals hereto, but not defined herein or therein,  shall have the meanings given them in the Credit
Agreement.

2.   Amendments to Credit Agreement. The Credit Agreement is amended as follows:

          (a)  Section  2.1 is amended by  changing  the date  "January 2, 1998"
     wherever it appears to the date "January 5, 1999".

3.   Amendment to Revolving  Note. A promissory  note dated February 12, 1997 in the  principal  amount of  $11,000,000  the  "Revolving  Note" was  executed  by
Borrower  to  evidence  the  Revolving  Commitment  as  described  in the Credit
Agreement.  The  maturity  of the  Revolving  Note is being  extended  hereby in accordance with the extension of the Credit Agreement.

4.   Representations  and  Warranties.  Borrower  hereby  remakes  each  of  the representations  and warranties  contained in Article IV of the Credit Agreement as of the date of this  Amendment,  as if made in connection with this Amendment and the Credit  Agreement,  except that for purposes  hereof the  references  in
Section 4.2 of the Credit Agreement to financial statements dated as of or as at certain  dates shall be deemed to be  references  to the  audited and  unaudited financial statements of Borrower most recently delivered to Bank.

5.   Conditions  Precedent.  The foregoing amendments shall not be effective and
Bank shall have no obligation  to renew or extend the Revolving  Note and Credit
Agreement until:

     (i)  Borrower has delivered to Bank this Amendment and such other documents the Bank may require each duly executed in form satisfactory to Bank.

The delivery of such documents shall  constitute  Borrower's  representation  to
Bank that Borrower is not in default under the Credit Agreement, as amended, and that no event of default or event which, with the giving of notice or passage of time or both,  would  become an event of  default,  has  occurred;  and Bank may request a certificate of an officer of Borrower stating the foregoing.

6.   Entire Agreement.  This Amendment, the Revolving Note, the Credit Agreement
and the other  documents  executed in  connection  herewith or therewith and the other  documents  delivered in  connection  herewith and  therewith  contain the entire  agreement  of the  parties  concerning  the  subject  matter  hereof and thereof. No promise,  representation or understanding which is not expressly set forth in, or incorporated  into,  either the Revolving Note, Credit Agreement or this Amendment or the other documents  executed in connection with the Revolving
Note, Credit Agreement or this Amendment shall be enforceable by either party.

7.   Effectiveness.   The  Revolving  Commitment  as  described  in  the  Credit
Agreement  shall continue to be governed by and subject to all of the provisions of the  Revolving  Note and Credit  Agreement as amended  hereby and any amounts presently outstanding under the Revolving Note shall continue to be outstanding.
The Revolving Note and Credit Agreement, as amended hereby, remain in full force and  effect  and are hereby  ratified  and  confirmed.  Any  reference  to "this
Agreement"  or  "the  Credit  Agreement"  in  the  Credit  Agreement  or in  any
promissory note, guaranty,  or other instrument relating to the Credit Agreement is deemed to be a reference to the Credit Agreement as amended hereby.

IN WITNESS WHEREOF, Borrower and Bank have caused this Amendment to be executed the date first set forth above.

FIRST BANK MONTANA, NATIONAL ASSOCIATION

By:  /s/ Robert A. Butcher
     --------------------------------
Title:  Senior Vice President

ENERGY WEST INCORPORATED

By:  /s/ Edward J. Bernica
     --------------------------------
Title:  Chief Financial Officer

The  undersigned  Guarantors  hereby  acknowledge  and  consent  to  this  First
Amendment to Credit  Agreement and Revolving  Note and hereby ratify and confirm that the Guaranty  Agreement the  undersigned  executed dated as of February 12,
1997 in connection with the Revolving Note and the Credit  Agreement  remains in full  force  and  effect  with  respect  to the  Revolving  Note and the  Credit
Agreement as hereby amended.

ROCKY MOUNTAIN FUELS INC.                  MONTANA SUN, INC.

By:  /s/ Edward J. Bernica                 By:  /s/ Edward J. Bernica
     --------------------------------           --------------------------------
Title:  Chief Financial Officer            Title:  Chief Financial Officer

ENERGY WEST RESOURCES, INC.

By:  /s/ Edward J. Bernica
     -------------------------------
Title:  Chief Financial Officer